UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    December 31, 2004


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Texas                          0-7674               75-0944023
--------------------------------------- -------------------- -------------------
(State of Jurisdiction or Incorporation)(Commission File No.)(IRS Employer
                                                             Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (325) 627-7155


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01         Entry into a Material Definitive Agreement

     On December 31, 2004, the Company entered into a loan agreement with The Frost National Bank, pursuant to which the Company is permitted to draw up to $50.0 million on a revolving line of credit. Interest is paid quarterly at LIBOR plus 100 basis points and the line of credit matures December 31, 2005. If a balance exists at December 31, 2005, the principal balance converts to a term facility payable quarterly over five years. The line of credit is unsecured for an outstanding balance equal to or under $25.0 million and secured by the stock of a subsidiary bank should the balance exceed $25.0 million. Among other provisions in the credit agreement, the Company must satisfy certain financial covenants during the term of the loan agreement, including without limitation, covenants that require the Company to maintain certain capital, tangible net worth, loan loss reserve, non-performing asset and cash flow coverage ratio. In addition, the credit agreement contains certain operational covenants, that among others, restricts the payment of dividends above 55% of consolidated net income, limits the incurrence of debt (excluding any amounts acquired in an acquisition) and prohibits the disposal of assets except in the ordinary course of business. The Company has historically declared dividends as a percentage of its consolidated net income in a range of 37% in 1995 to 53% in 2003. Through the nine months ended September 30, 2004, the Company has declared dividends equal to 52.7% of its consolidated net income. Although the agreement was executed on December 31, 2004, the Company has not borrowed any funds at this time.


ITEM 9.01         Financial Statements and Exhibits

     (c)      Exhibits


    Exhibit Number                             Description
    --------------        ------------------------------------------------------

        10.1 Loan agreement, dated December 31, 2004, between First Financial Bankshares, Inc. and The Frost National Bank



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST FINANCIAL BANKSHARES, INC.
                                           (Registrant)



DATE:  December 31, 2004          By:      /S/ F. Scott Dueser
                                           -------------------------------------
                                           F. SCOTT DUESER
                                           President and Chief Executive Officer

                                                                    EXHIBIT 10.1


                                 LOAN AGREEMENT
                                 --------------

                                     Between

FIRST FINANCIAL BANKSHARES, INC.                        THE FROST NATIONAL BANK
P.O. Box 701                                            100 W. Houston Street
Abilene, Texas 7                       and              San Antonio, Texas 78205

                             As of December 31, 2004

     THIS LOAN AGREEMENT (the "Agreement") will serve to set forth the terms of the financing transactions by and between FIRST FINANCIAL BANKSHARES, INC., a Texas corporation ("Borrower"), and THE FROST NATIONAL BANK, a national banking association (" Lender"):

     WHEREAS, Borrower is desirous of obtaining a loan from Lender in the aggregate principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) which shall be for the sole purpose of financing bank acquisitions, working capital needs and treasury stock repurchases; and

     WHEREAS, Lender is desirous of making such loan to Borrower in the principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) for the purposes set forth above, but on the terms, conditions and covenants hereafter contained;

     NOW, THEREFORE, subject to all terms, conditions and covenants hereinafter set forth and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

     1.01 Definitions. The terms defined in this Article I (except as otherwise expressly provided in this Agreement) for all purposes shall have the following meanings:

     "Advance" shall mean the amounts requested by Borrower from time to time as set forth in Section 2.01 of this Agreement.

     "Average Assets" shall mean the average of the assets most recently reported by a bank to its regulatory authorities calculated in accordance with regulatory accounting principles consistently applied.

     "Bank" shall mean any banks and financial institutions, whether chartered by the federal government or any State, which are subsidiaries of the Borrower and whose common stock is pledged as Collateral to the Loan in accordance with
Section 2.3 hereof.






First Financial Bankshares, Inc.
Loan Agreement -                                                          Page 1


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     "Business Day" shall mean a day on which Lender is open for  transaction of its general banking business.

     "Capital  Ratio" shall mean the ratio of Equity Capital to total assets (as
determined  by  regulatory  accounting   principles   consistently  applied)  of
Borrower.

     "Cash Flow Coverage" shall mean the ratio of (i) the Borrower's consolidated Net Income after dividends plus depreciation plus amortization plus loan loss provisions, to (ii) the current maturities (inclusive of accrued interest on unpaid principal) of long term debt, all as determined in accordance with GAAP.

     "Closing Date" shall mean the date this Agreement is executed by all parties hereto which shall be the day and year first written above unless otherwise indicated. The closing shall take place at such place as the parties shall mutually agree.

     "Collateral" shall have the meaning ascribed to it in Section 2.03.

     "Equity Capital" shall mean the sum of (i) preferred stock, (ii) common stock (iii) capital surplus, (iv) retained earnings, (v) accumulated other comprehensive income, all as determined by regulatory accounting principles consistently applied.

     "Event of Default" means any event specified in Section 6.01 of this Agreement, provided that any requirement in connection with such event for the giving of notice or lapse of time or any other condition has been satisfied.

     "FFBD" means First Financial Bankshares of Delaware, Inc., a Delaware corporation and wholly owned subsidiary of Borrower.

     "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "Highest Lawful Rate" shall mean the maximum rate of nonusurious interest allowed from time to time by Law. Unless changed in accordance with Law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as amended; but in no event shall Tex. Rev. Civ. Stat. Ann. Art. 5069 ch. 15 (which regulates certain revolving loan accounts and revolving triparty accounts) apply to the Loan.

     "LIBOR" shall mean the London Interbank Offered Rate (LIBOR) for three months quoted on the first business day of each calendar quarter in The Wall Street Journal (Central Edition) in the "Money Rates" column. If the Wall Street Journal London Interbank Offered Rate ceases to be made available by the publisher, or any successor to the publisher of The Wall Street Journal, (Central Edition), the interest rate will be determined by using a comparable index. If more than one Wall Street Journal London Interbank Offered Rate for three months is quoted,








First Financial Bankshares, Inc.
Loan Agreement --                                                         Page 2
the higher rate shall apply. The Wall Street Journal London Interbank Offered Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

     "Laws" shall mean all statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of the United States, any state or commonwealth, any municipality, or any Tribunal.

     "Loan" shall mean the  extension of credit to Borrower  pursuant to Section
2.01 of this Agreement.

     "Loan Documents" shall mean this Agreement, the Note, the Security Instruments, and all instruments or documents executed and delivered pursuant to or in connection with this Agreement and any future amendments hereto or thereto, and all renewals and extensions thereof.

     "Loan Loss Reserve Ratio" shall mean the ratio of reserves for loan losses to total loans.

     "Net Income" shall mean that amount of income remaining after deducting expenses (including provision for loan and lease losses) and payments of all taxes incurred on said income and after deducting securities transactions, all as calculated in accordance with GAAP.

     "Non-Performing Assets" means loans on nonaccrual, loans on which the interest rate has been reduced other than to reflect the then prevailing market interest rates, loans which have been past due for ninety (90) days or more (specifically excluding all performing bankruptcy mortgages) and Other Real Estate.

     "Non-Performing Assets Ratio" means the ratio of loan loss reserve to Non-Performing Assets.

     "Note" shall mean the promissory note evidencing the Loan executed pursuant to Section 2.02 of this Agreement and any promissory note issued in substitution therefor or in renewal or extension or rearrangement thereof.

     "Obligations" shall mean the outstanding principal amounts of the Note and interest accrued thereon, and any and all other indebtedness, liabilities and obligations whatsoever of Borrower to Lender under the Note and/or the Security Instruments and all renewals, modifications and extensions thereof, plus interest accruing on any foregoing and all attorney fees and costs incurred in the enforcement of any foregoing.

     "Other Real Estate" shall mean the real property owned by Bank as a result of foreclosure, deeds in lieu of foreclosure, or judicial process, or received as partial payment of a note, specifically excluding real estate occupied by Bank in the conduct of its ordinary course of business.

     "Person"  shall  mean  any  individual,  firm,  corporation,   association,
partnership, joint venture, trust or other entity, or Tribunal.

     "Return  on  Assets"  shall  mean the ratio of Net  Income  to the  Average
Assets.

     "Return  on  Equity,"  shall  mean the ratio of Net  Income  to the  Equity
Capital.










First Financial Bankshares, Inc.
Loan Agreement -                                                          Page 3

     "Revolving  Credit  Period"  shall  have the  meaning  ascribed  to same in
Section 2.02 hereof.

     "Security Instruments" shall mean the Pledge and Security Agreement referred to in Section 2.03 of this Agreement and any other documents securing the Obligations.

     "Subsidiary" means any corporation or bank of which more than fifty (50%) of the issued and outstanding securities having ordinary voting power for the election of a majority of directors is owned or controlled, directly or indirectly, by Borrower; by Borrower with one or more Subsidiaries; or by just one or more Subsidiaries.

     "Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a balance sheet; provided, however, there is excluded therefrom: (i) any amount at which shares of capital stock of Borrower (treasury shares) appears as an asset on the balance sheet, (ii) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (iii) patents, trademarks, trade names, and copyrights, and (iv) all other assets which are properly classified as intangible assets.

     "Taxes" shall mean all taxes, assessments, fees, or other charges from time to time or at any time imposed by any Laws or by any Tribunal.

     "Tribunal"   shall  mean  any  state,   commonwealth,   federal,   foreign,
territorial, regulatory, or other court or governmental department, commission, board, bureau, agency or instrumentality.

     1.02 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                                   ARTICLE II

                     Loan, Security and Conditions Precedent
                     ---------------------------------------

     2.01 The Loan. Subject to the terms and conditions of this Agreement, Lender agrees to make the Loan to Borrower in the principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) shall be for the sole purpose of financing bank acquisitions, working capital needs and treasury stock repurchases.

     2.02 The Note. The obligation of Borrower to pay the Loan shall be evidenced by a promissory note (the "Note") executed by Borrower and payable to the order of Lender, in the principal amount of $50,000,000 bearing interest at the variable rate set forth in the Note. The Borrower shall pay principal and interest in accordance with the terms of the Note, with the maturity date being as set forth in the Note.

          (a) Advances. From Closing Date and continuing at all times through December 31, 2005 (the "Revolving Credit Period") the Loan evidenced by the Note shall be a revolving credit facility which will allow the Borrower to request such amounts






First Financial Bankshares, Inc.
Loan Agreement --                                                         Page 4
     as Borrower may elect from time to time (each such amount being herein called an "Advance") so long as the aggregate amount of Advances outstanding at any time under the Acquisition Note does not exceed Fifty Million and No/100 Dollars ($50,000,000.00) provided however, the minimum Advance must be at least $500,000.00. The Borrower shall have the right to borrow, repay, and borrow again during the Revolving Credit Period. Interest shall be due and payable quarterly and shall accrue at LIBOR plus 100 basis points. The outstanding principal balance of the Note on December 31, 2005 shall convert to a term facility and shall be payable quarterly in accordance with the terms of the Note, with all unpaid principal plus all accrued and unpaid interest being due and payable on December 31, 2010.

          (b) Revolving Principal Balance. It is contemplated that by reason of payments or prepayments there may be times when no indebtedness is owing under the Loan; but notwithstanding such occurrences, the Note shall remain valid and shall be in full force and effect as to Advances made pursuant to and under the terms of the Note subsequent to each such occurrence. All loans or Advances and all payments or prepayments made on account of principal or interest shall be endorsed by the holder of the Note on a schedule attached thereto and made a part thereof for all purposes. In the event that the unpaid principal amount at any time, for any reason, exceeds the maximum amount specified in the Note, Borrower covenants and agrees to immediately pay to the Lender the excess principal amount, such excess principal amount shall in all respects be deemed to be included among the loans or Advances made pursuant to the other terms of the Note and shall bear interest at the rates therein stated.

          (c) Interest Calculation. Adjustments in the interest rate shall be made on the first day of each calendar quarter for any change in LIBOR and adjustments due to changes in the Highest Lawful Rate to be made on the effective date of any change in the Highest Lawful Rate. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days (including the first but excluding the last day) elapsed unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per annum basis of a year of 365 or 366 days, as the case may be. It is the intention of Borrower and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary herein or in any agreement entered into in connection with or as security for this Loan, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Loan or under any of the other Loan Documents or otherwise in connection with this note shall under no circumstances exceed the maximum amount of nonusurious interest allowed by applicable law, and any excess shall be credited on this Loan by the holder hereof (or, to the extent that this note shall have been or would thereby be paid in full, then it shall be applied to any other indebtedness of Borrower to Lender, or to the extent all other indebtedness has been or would thereby be paid in full, refunded to Borrower); and (ii) in the event that maturity of this Loan is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount of nonusurious interest allowed by applicable law, and excess interest, if any, provided for in this note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if









First Financial Bankshares, Inc.
Loan Agreement -                                                          Page 5
     theretofore prepaid, shall be credited on this Loan (or, to the extent that this Loan shall have been or would thereby be paid in full, then it shall be applied to any other indebtedness of Borrower to Lender, or to the extent all other indebtedness has been or would thereby be paid in full, refunded to Borrower).

     2.03 Security for the Loan. To secure full and complete payment and performance of the Obligations, Borrower shall execute and deliver the following documents (which, together with all property which may hereafter be delivered to secure the Obligations, being herein called "Collateral"):

               (i) At such time as the Borrower requests an Advance under the Note which, when aggregated with prior Advances, exceed an outstanding principal balance of the Note of $25,000,000, then Borrower shall execute a Pledge and Security Agreement (in form and content as Exhibit A, attached hereto and incorporated herein by reference) wherein the Borrower shall cause FFBD to pledge and grant to Lender a first priority security interest in one hundred percent (100%) of the outstanding shares of common stock of First National Bank of Abilene. The Lender shall maintain its security interest in such common stock until the Note is paid in full, regardless of the outstanding principal balance of the Note. Lender shall retain possession of the certificate(s) representing said common stock, together with stock powers executed in blank by Borrower.

               (ii) A Guaranty Agreement executed by FFBD.

     2.04 Conditions Precedent to Closing. The obligation of Lender to make the Loan shall be subject to the conditions precedent that Lender shall have received on or before the day of the making of the Loan, the following documents, in form and substance satisfactory to Lender:

          (a) Note. The Note executed by Borrower.

          (b)  Security  Instruments.   The  Security  Instruments  executed  by
     Borrower granting to Lender a security interest in the Collateral.

          (c) Guaranty Agreement. The Guaranty Agreement executed by the FFBD.

          (d) Stock Certificates, Powers, UCC-1. The original stock certificates pledged as collateral, the executed stock powers and financing statements (if requested by Lender) to evidence the security interest granted in the Security Instruments.

          (e) Resolutions. Corporate resolutions of the Board of Directors of Borrower and FF13D, certified by the Secretary of such corporation, which resolutions authorize the execution, delivery and performance by the respective corporation of this Agreement and the other Loan Documents. Included in said resolutions or by separate document, the Lender shall receive a certificate of incumbency certified by the Secretary of corporation certifying the names of each officer authorized to execute this Agreement and the other Loan Documents, together with specimen signatures of such officers.











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Loan Agreement -                                                          Page 6

          (f) Articles of Incorporation. Copies of the Articles of Incorporation of Borrower and FFBD and the Articles of Association of Bank certified to be true and correct by the Secretary of such corporations and cashier of such Bank, respectively.

          (g) Bylaws. The Bylaws of Borrower, FFBD and Bank certified to be true and correct by the Secretary of such corporation and cashier of such Bank, respectively.

          (h) Government Certificates. Certificates of Good Standing and Existence issued by the appropriate government entities for the Borrower, FFBD and the Bank; and a copy of the Letter of Approval from the Board of Governors of the Federal Reserve Bank approving Borrower's application as a bank holding company (or such other documentation acceptable to Lender to evidence the Borrower's status as a bank holding company).

          (i) Opinion of Borrower's Counsel. Lender shall have received from Borrower's counsel an opinion satisfactory inform and substance to Lender and its counsel.

          (j) Financial Statements. Borrower and its Subsidiaries shall have each delivered to Lender such financial statements as shall have been requested by Lender, in form and substance satisfactory to Lender in its sole discretion.

          (k) Fees. Borrower shall pay all fees incurred by Lender in connection with the Loan, including without limitation, the Lender's attorney's fees.

          (l) Additional Papers. Borrower shall have delivered to Lender such other documents, records, instruments, papers, opinions, and reports, as shall have been requested by Lender, to evidence the status or organization or authority of Borrower or to evidence or secure payment of the Obligations, all in form satisfactory to Lender and its counsel.



                                   ARTICLE III

                         Representations and Warranties
                         ------------------------------

     To induce Lender to enter into this Agreement and upon which Lender has relied in entering into this Agreement and consummating the transactions herein described, Borrower represents and warrants to Lender that:

     3.01 Organization of Borrower. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas; Borrower is duly authorized, qualified under all applicable Laws to conduct its businesses; and Borrower has full power, capacity, authority and legal right to conduct the businesses in which it does now, and propose to, engage; and Borrower has full power, capacity, authority and legal right to execute and deliver and to perform and observe the provisions of this Agreement, and the other Loan Documents, to which it is a party, all of which have been duly authorized and approved by all necessary corporate action. FFBD is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; FFBD is duly authorized and qualified under all applicable Laws to conduct its businesses; and FFBD has full power, capacity, authority and legal right to conduct the businesses in which it does now, and proposes to, engage; and FFBD has full power, capacity, authority and






First Financial Bankshares, Inc.
Loan Agreement -                                                          Page 7
legal right to execute and deliver and to perform and observe the provisions of this Agreement and the other Loan Documents to which it is a party, all of which have been duly authorized and approved by all necessary corporate action.

     3.02  Litigation.  No  action,  suit or  proceeding  against  or  affecting
Borrower or any Subsidiary is known to be pending, or to the knowledge of Borrower threatened, in any court or before any governmental agency or department, which, if adversely determined, could result in a final judgment or liability of a material amount not fully covered by insurance, or which may result in any material adverse change in the business, or in the condition, financial or otherwise, of Borrower. There are no outstanding judgments against Borrower or any Subsidiary.

     3.03 Compliance With Other Instruments. To the knowledge of Borrower, (i) there is no default in the performance of any material obligation, covenant, or condition contained in any agreement to which Borrower is a party which has not been waived, (ii) neither Borrower nor any Subsidiary is in material default with respect to any Law of any Tribunal, and (iii) the execution, delivery and performance of the terms of this Agreement, the Note and the other Loan Documents by Borrower will not violate the provisions of any Law applicable to Borrower. Borrower's By-laws or Articles of Incorporation, or any order or regulation of any governmental authority to which the Borrower is subject will not conflict with or result in a material breach of any of the terms of any agreement or instrument to which Borrower is a party or by which Borrower is bound, or constitute a default thereunder, or result in the creation of a lien, charge, or incumbrance of any nature upon any of Borrower's properties or assets.

     3.04 No Default. No Event of Default specified in Article VI has occurred and is continuing.

     3.05 Corporate Authorization. Borrower's Board of Directors have duly authorized the execution and delivery of this Agreement and the other Loan Documents to which it is a party and the performance of their respective terms and no consent of the stockholders of Borrower or any other Person is a prerequisite thereto or if a prerequisite thereto, the same has been duly obtained. This Agreement and all other Loan Documents are valid, binding, and enforceable obligations of Borrower in accordance with their respective terms.

     3.06 Disclosure. Neither this Agreement nor any other document, certificate, Loan Document or statement furnished to Lender by or on behalf of Borrower in connection herewith is known to contain any untrue statement of a material fact or, to the knowledge of Borrower , omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

     3.07 Federal Reserve Board Regulations. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock except as otherwise disclosed in writing to Lender. Neither Borrower nor any agent acting on its behalf has taken or will take any action which might cause Borrower's execution of this Agreement to violate any regulation of the Boar d of Governors of the Federal Reserve System or to violate the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended.










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Loan Agreement -                                                          Page 8

     3.08 Stock and Stock Agreements. Neither Borrower nor any Subsidiary has any class of stock authorized other than common stock. Further, Borrower has furnished to Lender copies of all buy-sell agreements, stock redemption agreements, voting trust agreements and all other agreements and contracts involving the stock of Borrower and/or each of its Subsidiaries to which Borrower or any Subsidiary is a party and there are not now any agreements or terms of any agreements to which Borrower or any Subsidiary is a party which alter, impair, affect or abrogate the rights of Lender or the Obligations of Borrower under this Agreement or any other Loan Document. Borrower has disclosed to Lender that it has adopted a Stock Repurchase Plan for up to 500,000 shares of its common stock and that it anticipates that there will be other stock agreements or trust preferred agreements with new mergers and acquisitions, copies of which the Borrower shall deliver to Lender within a reasonable time following the acquisition.

     3.09 Financial Statements. The consolidated financial statements of Borrower, dated as of December 31, 2003, and furnished to Lender, were prepared in accordance with regulatory accounting principles or GAAP, as indicated upon such statements, and such statements fairly present, as appropriate, the consolidated financial conditions and the results of operations of Borrower as of, and for the portion of the fiscal year ending on, the date or dates thereof. There were no material adverse events or liabilities, director indirect, fixed or contingent, of Borrower as of the date or dates of such financial statements and known to Borrower, which are not reflected therein or in the Note thereto. Except for transactions directly related to, or specifically contemplated by, the Loan Documents and transactions heretofore disclosed in writing to Lender, there have been no material adverse changes in the respective financial conditions of Borrower and/or its Subsidiaries from those shown in such financial statements between such date or dates and the date hereof.

     3.10 Taxes. All federal, state, foreign, and other Tax returns of Borrower and each Subsidiary required to be filed have been filed, and all federal, state, foreign, and Taxes are shown thereon as owing have been paid. Borrower does not know of any pending audit or investigation of Borrower and/or any Subsidiary with any taxing authority.

     3.11 Title to Collateral. Borrower owns 100% of the stock of FFBD, free of any lien or claim or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the first priority lien granted pursuant to the Loan Documents. FFBD owns 100% of the stock of each Bank free of any lien or claim or any right or option on the part of any third person to purchase or otherwise acquire the Bank or any part thereof. With respect to Collateral delivered after the date hereof, the Borrower or FFBD will own, legally and beneficially, 100% of the stock of such Bank free of any lien or claim or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state laws and regulations promulgated thereunder. Borrower and FFBD have the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been, and with respect to Collateral delivered after the date hereof, will be duly and validly issued and fully paid and nonassessable.

     3.12 Use of Loan Proceeds. All loan proceeds or funds furnished by Lender to Borrower pursuant to this Agreement shall be used solely for the purpose specified in Article II of this Agreement.











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Loan Agreement -                                                          Page 9

                                   ARTICLE IV

                              Affirmative Covenants
                              ---------------------

     While any part of the Obligations remains unpaid and unless otherwise waived in writing by Lender.

     4.01 Accounts. Reports and Other Information. Borrower shall maintain, and cause each Subsidiary to maintain, a standard system of accounting in accordance with regulatory accounting principles or GAAP, as applicable, and Borrower shall furnish to Lender the following:

          (a) Quarterly Information. As soon as available, but no more than forty-five (45) days after the end of each of the first three quarters of Borrower's fiscal year, (i) a copy of its Form 10Q; (ii) a copy of the Federal Reserve Board Form Y-9C and Y-9LP; (iii) an officer's certificate setting forth the information required to establish whether Borrower and its Subsidiaries were in compliance with the financial covenants and ratios set forth in Articles IV and V hereof during the period covered and that signer or signers have reviewed the relevant terms in this Agreement and have made, or caused to be made under their supervision, a review of the transactions of Bank from the beginning of the accounting period covered by the financial statements being delivered therewith to the date of the officer's certificate and that such review has not disclosed any Event of Default, or material violation or breach in the due observance of any covenant, agreement or provision of this Agreement; (iv) as to those Subsidiaries whose stock has been pledged hereunder as Collateral, copies of all FFIEC Call Reports furnished by each such Subsidiary to the appropriate Tribunal; (v) such other information as Lender shall reasonably request.

          (b) Annual Information. As soon as available, but no more than one hundred twenty (120) days after the end of each fiscal year of Borrower.
     (i) a copy of the Borrower's Form 10K; (ii) an opinion by an independent certified public accountant selected by Borrower, which opinion shall state that said consolidated financial statements have been prepared in accordance with GAAP and that such accountant's audit of such financial statements has been made in accordance with generally accepted auditing standards and that said financial statements present fairly the consolidated financial condition of Borrower, and FFBD and the results of their operations; (iii) a copy of the Federal Reserve Board Form Y-6 Annual Report of Borrower and FFBD, as filed with the Board of Governors of the Federal Reserve System; and (iv) such other information as Lender may reasonably request.

          (c) Other Reports and Information. As soon as available, copies of all other financial and other statements, reports, correspondence, notices and information of Borrower, each Subsidiary as may be requested, in form and substance reasonably satisfactory to Lender. The Borrower shall add Lender to its shareholder mailing list which will allow it to receive copies of correspondence with its shareholders.

     4.02 Existence. Borrower and its Subsidiaries shall maintain their respective existence as a corporation and all of its privileges, franchises, agreements, qualifications and rights that are necessary or desirable in the ordinary course of business; and Borrower shall cause each of its Subsidiaries to maintain and preserve their respective good standing with all Tribunals.







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Loan Agreement -                                                         Page 10

     4.03 Observance of Terms. Borrower shall: (i) pay the principal and interest on the Note in accordance with its terms; and (ii) observe, perform, and comply with every covenant, term and condition herein expressed or implied on the part of Borrower to be observed, performed or complied with.

     4.04 Compliance With Applicable Laws. Borrower and each Subsidiary shall in all material respects comply with the requirements of all applicable Laws of any Tribunal.

     4.05 Inspection. Upon prior reasonable notice and at the convenience of the Borrower, the Borrower and each Subsidiary shall permit an officer in the Correspondent Banking Department of Lender to visit, review and/or inspect any of its properties and assets at any reasonable time and to examine all books of account, records, reports, examinations and other papers (subject to applicable confidentiality requirements), to make copies therefrom at the expense of Borrower, and to discuss the affairs, finances and accounts of Borrower and each Subsidiary with their respective employees and officers at all such reasonable times and as often as may be reasonably requested.

     4.06 Change. Borrower shall promptly notify Lender of: (i) all litigation affecting Borrower or any Subsidiary which is not (in the reasonable judgement of Borrower) adequately covered by insurance and which could have a material adverse effect on the financial condition or operations of the Borrower, (ii) any other matter which could have a material adverse effect on the financial condition or operations of Borrower or any Subsidiary.

     4.07 Payment of Taxes. Borrower and its Subsidiaries shall pay all lawful Taxes imposed upon them or upon their income or profits or upon any of their property before the same shall be delinquent; provided, however, that neither Borrower nor any Subsidiary shall be required to pay and discharge any such
Taxes: (i) so long as the validity thereof shall be contested in good faith by appropriate proceedings diligently pursued and such liable party shall set aside on its books adequate reserves with respect thereto and shall pay any such Taxes before any of its property shall be sold to satisfy any lien which has attached as a security therefor; and (ii) if Lender has been notified of such proceedings.

     4.08 Insurance. Borrower and each Subsidiary shall keep all property of a character usually insured by Persons engaged in the same or similar businesses, adequately insured by financially sound and reputable insurers, and shall furnish Lender evidence of such insurance immediately upon request in form satisfactory to Lender.

     4.09 Compliance With ERISA. Borrower and each Subsidiary shall comply, if applicable, in all material respects, with the provisions of the Employee Retirement Income Security Act of 1974, as amended, and furnish to Lender, upon Lenders request, such information concerning any plan of Borrower or Bank subject to said Act as maybe reasonably requested. Borrower and each Subsidiary shall notify Lender immediately of any fact or action arising in connection with any plan which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States district court of a trustee or administrator for such plan.

     4.10 Financial Condition. Subject to the provisions of Article V, Borrower shall cause each of its Subsidiaries to maintain the ratios of loans to deposits, loan loss reserves and liquidity at percentages acceptable to all Tribunals having jurisdiction over such Subsidiaries.









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Loan Agreement-                                                          Page 11

     4.11 Maintenance of Priority of Liens. Borrower and each Subsidiary shall each perform such acts and shall duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, security agreements, and other agreements, documents, instruments, and certificates as Lender may deem reasonably necessary or appropriate in order to perfect and maintain the security interest created in favor of Lender in the Security Instruments.

     4.12 FDIC Insurance. Borrower shall cause each Subsidiary which is a depository bank to maintain federal deposit insurance and to be a member of the Federal Deposit Insurance Corporation.

     4.13 Notices. Borrower shall promptly notify, and shall cause each Subsidiary to promptly notify, Lender of (i) the occurrence of an Event of Default, or of any event that with notice or lapse of time or both would be an Event of Default, (ii) the commencement of any action, suit, or proceeding against Borrower or any Subsidiary that might in the reasonable judgment of Borrower have a material adverse effect on the business, financial condition, or operations of Borrower or any Subsidiary, and (iii) any other matter that might in the reasonable judgment of Borrower have a material adverse effect on the business, financial condition, or operations of Borrower or any Subsidiary.

                                    ARTICLE V

                               Negative Covenants
                               ------------------

     While any part of the Obligations remains unpaid and unless waived in writing by Lender.

     5.01 Capital Ratio. The Borrower shall not permit the Capital Ratio of Borrower to be less than eight and one-half percent (8.50%), calculated at the end of each fiscal quarter.

     5.02 Return on Equity. The Borrower shall not permit the Return on Equity of Borrower to be less than ten percent (10.0%), calculated at the end of each fiscal quarter.

     5.03 Return on Assets. The Borrower shall not permit the Return on Assets of Borrower to be less than one and two-tenths percent (1.20%), calculated at the end of each fiscal quarter based on year-to-date information.

     5.04   Non-Performing   Assets  Ratio.   Borrower   shall  not  permit  the
Non-Performing Assets Ratio of Borrower to be less than 1.75 to 1.0, to be calculated at the end of each fiscal quarter.

     5.05 Loan Loss Reserve Ratio. Borrower shall not permit Loan Loss Reserve Ratio of Borrower to be less than one percent (1.0%), to be calculated at the end of each fiscal quarter.

     5.06 Tangible Net Worth. The Borrower shall not permit its consolidated Tangible Net Worth to at any time be less than One Hundred Fifty Million and no/100 Dollars ( $150,000,000.00).

     5.07 Cash Flow Coverage. The Borrower shall maintain at all times a Cash Flow Coverage of not less than 1.3 to 1.0, calculated on a quarterly annualized basis.











First Financial Bankshares, Inc.
Loan Agreement -                                                         Page 12

     5.08 Dividends. Borrower shall not declare or pay any dividends, make any payment on account of any class of the capital stock of Borrower now or hereafter outstanding, or make any distribution of cash or property to holders of any shares of such stock which exceeds fifty-five percent (55.0%) of the annual Net Income.

     5.09 Business. Borrower and each Subsidiary shall not engage, directly or indirectly, in any business other than the businesses permitted by statute and the regulations of the appropriate governmental and regulatory agencies or Tribunals.

     5.10 Disposition of Assets. Neither Borrower nor any Subsidiary shall sell, lease, or otherwise dispose of any material part of their assets or investments, except in the ordinary course of business.

     5.11 Limitation on Debt. Borrower shall not, nor allow any Subsidiary to, create, incur, assume, become liable in any manner in respect of, or suffer to exist, any debt for borrowed money except:

          (a) debt, excluding debt created under this Agreement, not in excess of $2,000,000 (which amount shall not include any debt acquired by acquisition of another entity) at any one time outstanding;


          (b) debt created under this Agreement;

          (c) debt secured by a purchase money security interest; and

          (d) $100,000,000 of federal funds purchased and advances from the Federal Home Loan Bank, calculated at the end of each fiscal quarter

     5.12 Prepayment of Debt. Except for trust preferred stock or other debt acquired by acquisition of another entity, Borrower shall not, and Borrower shall not permit its Subsidiaries to prepay any of their respective material debt, other than the debt created under this Agreement, or incurred in the ordinary course of business before the same becomes due.

     5.13 Acquisitions, Mergers, and Dissolutions. Borrower shall not, and Borrower shall not permit any Subsidiary to, directly or indirectly, acquire all or any substantial portion of the property, assets, or stock of, or interest in, any Person, or merge or consolidate with any Person, or dissolve or liquidate except in the ordinary course of business without notifying Lender within thirty
(30) days before the closing (provided such disclosure has been made public).

     5.14 Issuance of Stock. No Subsidiary shall authorize or issue shares of stock of any class, common or preferred, or any warrant, right or option pertaining to its capital stock or issue any security convertible into capital stock, except for any issued to Borrower by any Subsidiary.












First Financial Bankshares, Inc.
Loan Agreement -                                                         Page 13

                                   ARTICLE VI

                                     Default
                                     -------

     6.01 Events of Default. Each of the following shall be deemed an "Event of Default":

          (a) Failure by Borrower to pay or perform any part or component of the Obligations, when due or declared due and continuation of such failure for a period of seven (7) Business Days thereafter; or,

          (b) Any representation or warranty made or deemed made by Borrower or any other Person in any Loan Documents, or in any certificate or financial or other statement furnished at any time to Lender by or on behalf of Borrower shall be false, misleading or erroneous in any material respect as of the date made, deemed made, or furnished and failure by Borrower to cure the same within twenty (20) days after notice thereof is given by Lender to Borrower, or,

          (c) Failure to observe, perform or comply with any of the covenants, terms, or agreements contained in this Agreement or any other Loan Document and failure by Borrower to cure the same within twenty (20) days after notice thereof is given by Lender to Borrower; or,

          (d) Failure by Borrower or any Subsidiary to pay any of its material indebtedness as the same becomes due or within any applicable grace period (other than indebtedness being actively contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles); or,

          (e) Borrower or any Subsidiary shall file a petition for bankruptcy, liquidation or any answer seeking reorganization, rearrangement, readjustment of its debts or for any other relief under any applicable bankruptcy, insolvency, or similar act or law, now or hereafter existing, or any action consenting to, approving of, or acquiescing in, any such petition or proceeding; or the appointment by consent or acquiescence of, a receiver, trustee, liquidator, or custodian for all or a substantial part of its property; or the making of an assignment for the benefit of creditors; or the inability to pay its debts as they mature; or take any corporate action to authorize any of the foregoing; or,

          (f) Filing of an involuntary petition against Borrower or any Subsidiary seeking reorganization, rearrangement, readjustment or liquidation of its debts or for any other relief under any applicable bankruptcy, insolvency or other similar act or law, now or hereafter existing, or the involuntary appointment of a receiver, trustee, liquidator or custodian of all or a substantial part of its property, and such involuntary proceeding or appointment remains unvacated, undismissed or unstayed for a period of ninety (90) days; or the issuance of a writ of attachment, execution, sequestration or similar process against any part of its property and same remains unbonded, undischarged, or undismissed for a period of thirty (30) days from the date of notice; or,

          (g) Final judgment for the payment of money in an amount in excess of $100,000 shall be rendered against Borrower or any Subsidiary and the same shall remain










First Financial Bankshares, Inc.
Loan Agreement -                                                         Page 14
     undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or,


          (h) An event occurs which has a material adverse affect on the financial conditions or operation of Borrower or any Subsidiary; or,


          (i) A change in control of any Subsidiary (as such or similar term is used in the Financial Institutions Regulatory and Interest Rate Control
     Act) shall occur, or action to change such control shall be commenced, without the prior written consent of Lender (which consent may be given or withheld in Lender's sole discretion); or,

          (j) This Agreement or any other Loan Document shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower or any Subsidiary or Borrower shall deny that it has any further liability or obligation under any of the Loan Documents; or,

          (k) Receipt by any Subsidiary of a notice from the Federal Deposit Insurance Corporation of intent to terminate status as an insured bank; or,


          (l) The filing by any Subsidiary of an application for relief pursuant to section 13(c) of 13(i) of the Federal Deposit Insurance Act, as amended, or similar relief from any Tribunal; or,

          (m)  The  filing  by  any  Subsidiary  an   application   for  capital
     forbearance from any Tribunal.


     6.02 Remedies Upon Default. Upon the occurrence of any Event of Default set forth in Section 6.01, at the option of Lender, the obligation of Lender to extend credit to Borrower pursuant hereto shall immediately terminate and the principal of and interest accrued on the Note if not earlier demanded, shall be immediately and automatically forthwith DEMANDED and due and payable without any notice or demand of any kind, and the same shall be due and payable immediately without any notice, presentment, acceleration, demand, protest, notice of acceleration, notice of intent to accelerate, notice of intent to demand, notice of protest or notice of any kind (except notice required by law which has not been waived herein), all of which are hereby waived. Upon the occurrence of any Event of Default, Lender may exercise all rights and remedies available to it in law or in equity, under any Loan Document or otherwise.

                                   ARTICLE VII

                                  Miscellaneous
                                  -------------

     7.01 Notices. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and delivered in person or mailed, postage prepaid, certified mail, return receipt requested, addressed as follows:

     If intended for Borrower or its Subsidiaries, to:

          FIRST FINANCIAL BANKSHARES, INC.






First Financial Bankshares, Inc.
Loan Agreement -                                                         Page 15

          P. O. Box 701
          Abilene, Texas 79604
          Attn: F. Scott Dueser

     If intended for Lender, to:

          THE FROST  NATIONAL  BANK
          100 West Houston Street
          P.O. Box 1600
          San Antonio, Texas 78296
          Attn: Jerry L. Crutsinger

or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner. All such notices, requests, consents and demands shall be deemed to have been given or made when delivered in person, or if mailed, when deposited in the mails.

     7.02 Place of Payment. All sums payable hereunder to Lender shall be paid at Lender's banking office at 100 West Houston Street, P.O. Box 1600, San Antonio, Texas 78296. If any payment falls due on other than a Business Day, then such due date shall be extended to the next succeeding Business Day, and such amount shall be payable in respect to such extension.

     7.03 Survival of Agreement. All covenants, agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement in the making of the Loan. All statements contained in any certificate or other instrument delivered by Borrower hereunder shall be deemed to constitute representations and warranties made by Borrower.

     7.04 No Waiver. No waiver or consent by Lender with respect to any act or omission of Borrower or any Subsidiary on one occasion shall constitute a waiver or consent with respect to any other act or omission by Borrower or any Subsidiary on the same or any other occasion, and no failure on the part of Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by Law.

     7.05 Accounting Terms. All accounting and financial terms used herein, and the compliance with each covenant herein which relates to financial matters, shall be determined in accordance with regulatory accounting principles or GAAP.

     7.06 Lender Not In Control. None of the covenants or other provisions contained in the Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs and/or management of Borrower or any Subsidiary, the power of Lender being limited to those rights generally given to Lenders; provided that, if Lender becomes the owner of any stock or other equity interest in Borrower or any Subsidiary whether through foreclosure or otherwise, Lender shall be entitled to exercise such legal rights as it may have by being an owner of such stock, or other equity interest in Borrower or any Subsidiary.









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Loan Agreement -                                                         Page 16

     7.07 Joint Venture, Partnership, Etc. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, constitute or create a joint venture, partnership or any other association, affiliation, or entity between Borrower or any Subsidiary and Lender.

     7.08 Successors and Assigns. All covenants and agreements contained in this Agreement and all other Loan Documents shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that neither Borrower nor any Subsidiary may assign its rights herein, in whole or in part.

     7.09 Expenses. Borrower agrees to reimburse Lender for its out-of-pocket expenses, including reasonable attorneys' fees, in connection with the negotiation, preparation, administration and enforcement of this Agreement or any of the Loan Documents, making the Loan hereunder, and in connection with amendments, consents and waivers hereunder.

     7.10 Governing Law. THIS AGREEMENT, THE NOTE, AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT FEDERAL LAWS MAY APPLY. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMED IN SAN ANTONIO, BEXAR COUNTY, TEXAS.

     7.11 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid and unenforceable provision had never comprised a part of this Agreement; and remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

     7.12 Modification or Waiver. No modification or waiver of any provision of this Agreement, the Note, or any Loan Documents shall be effective unless such modification or waiver shall be in writing and executed by a duly authorized officer of Lender.

     7.13 Right of Setoff. Nothing in this Agreement shall be deemed a waiver of Lender's right of Lender's banker's lien or setoff.

     7.14 Release. Lender will not be liable to Borrower for any claim arising from or relating to any of the Loan Documents or any transactions contemplated thereby except upon proof of Lender's gross negligence or wilful misconduct or wilful breach of its agreements.

     7.15 Waiver of DTPA. Neither the Borrower nor its Subsidiary is in a significantly disparate bargaining position and they have both been represented by legal counsel in this transaction. The Borrower and its Subsidiaries hereby waive the applicability of the Texas Deceptive Trade Practices Act (other than ss.17.555) to the transaction and any and all rights or remedies that may be available to the Borrower or any Subsidiary in connection with this transaction.











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Loan Agreement -                                                         Page 17

     7.16 Counterparts, Faxes. This Agreement maybe executed simultaneously in multiple counterparts, all of which together shall constitute one and the same instrument. If any Loan Document is transmitted by facsimile machine ("fax"), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of fax shall be considered for all purposes as an original document and shall have the same binding effect as an original document.

     7.17 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     7.18 Maximum Interest Rate. No provision of this Agreement or of the Note shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in the Note or otherwise in connection with this loan transaction, the provisions of this
Section 7.18 shall govern and prevail and Borrower shall not be obligated to pay the excess amount of such interest or any other excess sum paid for use, forbearance, or detention of sums loaned pursuant hereto. In the event Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to Borrower.

     7.19 Assignment. Participation, or Pledge by Lender. Lender may from time to time, without notice to Borrower. (i) pledge or encumber or assign to any one or more Persons (including, but not limited to, one or more of Lender's affiliates, subsidiaries, or subsidiaries of Lender's affiliates) all of Lender's right, title and interest in and to this Agreement, the Loan Documents and/or the collateral securing the Loan; or (ii) sell, to any one or more Persons, a participation or joint venture interest in all or any part of Lender's right, title, and interest in and to this Agreement, the Loan Documents and/or such collateral; and Borrower hereby expressly consents to any such future transaction. Each participant or joint venturer shall be entitled to receive all information regarding the creditworthiness of Borrower, including, without limitation, all information required to be disclosed to a participant or joint venturer pursuant to any Law of any Tribunal.

     7.20 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT, UNDERSTANDING, REPRESENTATIONS AND WARRANTIES OF THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS, ARRANGEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. SHOULD A CONFLICT IN ANY TERMS, CONDITIONS OR COVENANTS EXIST BETWEEN THIS AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THIS AGREEMENT SHALL BE CONTROLLING.
















First Financial Bankshares, Inc.
Loan Agreement -                                                         Page 18

     IN WITNESS HEREOF, Borrower, Lender and Guarantor, by and through their duly authorized officers, have caused this Agreement to be executed the day and year first above written.



BORROWER:                           FIRST FINANCIAL BANKSHARES, INC.





                                    By:   /S/ F. Scott Dueser
                                          --------------------------------------
                                    Its:  President
                                          --------------------------------------





LENDER:                             THE FROST NATIONAL BANK





                                    By:   /S/ Jerry L. Crutsinger
                                          --------------------------------------
                                    Its:  Senior Vice President
                                          --------------------------------------





GUARANTOR:                          FIRST FINANCIAL BANKSHARES OF DELAWARE, INC.





                                    By:   /S/ Chuck A. Cowell
                                          --------------------------------------
                                    Its:  President
                                          --------------------------------------















First Financial Bankshares, Inc.
Loan Agreement -                                                         Page 19